UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 21, 2004

Digital Recorders, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	1-13408 (Commission File Number)	56-1362926 (IRS Employer Identification No.)

5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code       (214) 378-8992

ITEM 5. Other Events and Required FD Disclosure
ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Securities Purchase Agreement
Registration Rights Agreement
Form of Warrant
Press Release

ITEM 5. Other Events and Required FD Disclosure

     On April 21, 2004, Digital Recorders, Inc. (the “Company”) agreed to the pricing of a $5.0 million private placement of its common stock to certain qualified investors. The Company will sell 625,000 shares of common stock to the investors for $8.00 per share. The offering is expected to close by April 24, 2004. In connection with the sale of its common stock to the investors, the Company issued warrants (the “Warrants”) to the investors to purchase 125,000 shares of the Company’s common stock at an exercise price of $8.80 per share. The Warrants are exercisable at any time for a period of five years after issuance.

     The Company and the investors also entered into a registration rights agreement, which sets forth certain rights granted to the investors by the Company with respect to the registration of the resale by the investors of the shares of common stock purchased by them in the private placement and pursuant to exercise of the Warrants.

     The aggregate proceeds from the sale of common stock of $5.0 million, after payment of offering expenses, have been or are expected to be used for general working capital purposes.

     The common stock sold to the investors in the private placement has not been registered under the Securities Act of 1933, as amended, or state securities laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration. The securities being offered in the private placement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold within the United States absent registration or an available exemption from such registration requirements.

     A copy of the press release announcing these events is attached as an exhibit to this report and is incorporated herein by reference. Copies of the material documents related to the private placement also are attached as exhibits to this report and are incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

10.1	Securities Purchase Agreement dated as of April 21, 2004, among Digital Recorders, Inc. and the investors named therein.

10.2	Registration Rights Agreement dated as of April 21, 2004, among Digital Recorders, Inc. and the investors named therein.

10.3	Form of Warrant dated as of April 21, 2004, issued by Digital Recorders, Inc. to each of the Investors named in the Securities Purchase Agreement filed as Exhibit 10.1.

99.1	Press release dated April 21, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, this 21st day of April, 2004.

DIGITAL RECORDERS, INC.
By:	/s/ David L. Turney
David L. Turney
CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
10.1	Securities Purchase Agreement dated as of April 21, 2004, among Digital Recorders, Inc. and the investors named therein.

10.2	Registration Rights Agreement dated as of April 21, 2004, among Digital Recorders, Inc. and the investors named therein.

10.3	Form of Warrant dated as of April 21, 2004, issued by Digital Recorders, Inc. to each of the Investors named in the Securities Purchase Agreement filed as Exhibit 10.1.

99.1	Press release dated April 21, 2004.